UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Rhythm Pharmaceuticals, Inc. (the “Company”) today announced that its 2024 annual meeting of stockholders, originally scheduled for June 18, 2024, has been postponed to September 18, 2024 (as postponed, the “Annual Meeting”). The Board has approved July 24, 2024 as the record date for the Annual Meeting. The Company intends to file updated proxy materials for the Annual Meeting with the Securities and Exchange Commission and mail such materials to stockholders of record as of the newly established record date.

The postponement of the Annual Meeting is due solely to a technical error in the record date that was used to conduct the broker search for the June 18, 2024 annual meeting of stockholders. According to preliminary voting reports received by the Company, as of June 17, 2024, sufficient votes were received from stockholders on the record date used for the broker search to indicate that a quorum would have been achieved and each proposal to be presented at the meeting would have passed by a significant margin if that record date had been correct.

The Board has determined to postpone the Annual Meeting and establish a new record for the Annual Meeting to ensure that all stockholders of record on the record date established by the Board receive the proxy materials. The Board has not made any changes to the proposals to be considered by stockholders at the Annual Meeting from the proposals disclosed in the Company’s definitive proxy statement filed on April 26, 2024.

Any stockholder of the Company seeking to bring business before the Annual Meeting or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any proposed business or nomination must be received at the Company’s principal executive offices no later than June 27, 2024 (which is the tenth (10th) day following the date of this Current Report on Form 8-K). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws. Under Rule 14a-8 of the Securities and Exchange Act, to submit a proposal for inclusion in our proxy statement for the Annual Meeting, stockholder proposals must be received at our principal executive offices no later than close of business on June 27, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: June 17, 2024	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer